INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

The Company has estimated that its effective tax rate for U.S. purposes will be zero for the 2020 and 2019 fiscal years as a result of net losses and a full valuation allowance against the net deferred tax assets. Consequently, the Company has recorded no provision or benefit for income taxes for the three months ended June 30, 2020 and 2019.

NOTE 15 – INCOME TAXES

Due to the Company’s net taxable losses for both years, there were no provisions for income taxes for the years ended December 31, 2019 and 2018.

The following table reconciles the U.S. federal statutory income tax rate in effect for the years ended December 1, 2019 and 2018, and the Company’s effective tax rate:

	2019	2018
U.S. federal statutory income tax (benefit)	21.00%	21.00%
State and local income tax, net of benefits	6.64%	6.64%
Amortization of debt discount	-2.05%	0.73%
Officer life insurance and D&O insurance	-0.05%	0.01%
Stock-based compensation	-0.62%	0.08%
Utilization of net operating loss carryforwards	0.03%	0.44%
Tax rate changes and other	0.00%	-30.18%
Valuation allowance for deferred income tax assets	-24.95%	1.28%
Effective income tax rate	0.00%	0.00%

Deferred income tax assets as of December 31, 2019 and 2018 are as follows (in thousands):

Deferred Tax Assets	2019	2018
Difference in depreciation, depletion, and capitalization methods – oil and natural gas properties	$529	$4,334
Accretion	80	—
Share-based compensation	584	—
Net operating loss – federal taxes	23,183	30,324
Net operating loss – state taxes	3,139	5,397
Total deferred tax asset	27,515	40,055
Less valuation allowance	(27,515)	(40,055)
Total deferred tax assets	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Utilization of NOL and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by the Internal Revenue Code (the “Code”), as amended, as well as similar state provisions. In general, an “ownership change” as defined by the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percent of the outstanding stock of a company by certain shareholders or public groups.

Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, management has applied a full valuation allowance against its net deferred tax assets at December 31, 2019 and 2018. The net change in the total valuation allowance from December 31, 2018 to December 31, 2019 was a decrease of $12,500,000.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2019 and 2018, the Company did not have any significant uncertain tax positions or unrecognized tax benefits. The Company did not have associated accrued interest or penalties, nor was any interest expense or penalties recognized for the years ended December 31, 2019 and 2018.

As of December 31, 2019, the Company has federal net operating loss carryforwards of approximately $110,000,000, which if not utilized approximately $95,000,000 will expire beginning in 2023 and ending 2037, respectively, and $15,000,000. carried forward indefinitely limited to 80% of a given years taxable income.

The Company currently has tax returns open for examination by the Internal Revenue Service for all years since 2015.